UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2008

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Prudential Financial, Inc., a New Jersey corporation, furnishes herewith, as Exhibit 99.0, a news release announcing fourth quarter 2007 results.

Item 7.01 Regulation FD Disclosure.

A.	Earnings Release. Prudential Financial, Inc., a New Jersey corporation, furnishes herewith, as Exhibit 99.0, a news release announcing fourth quarter 2007 results.

B.	Quarterly Financial Supplement. Prudential Financial, Inc. furnishes herewith, as Exhibit 99.1, the Quarterly Financial Supplement for its Financial Services Businesses for the quarterly period ended December 31, 2007.

C.	Investments in Residential and Commercial Mortgage-Backed Securities and Asset-Backed Securities. In connection with its announcement of fourth quarter 2007 results, Prudential Financial, Inc. furnishes herewith, as Exhibit 99.2, information about the Company’s investments, as of December 31, 2007, in residential and commercial mortgage-backed securities and asset-backed securities. In its conference call to discuss second quarter 2007 results, Prudential Financial, Inc.’s management advised investors that the estimated exposure of the Financial Services Businesses to credit-related loss of principal on its holdings of asset-backed securities collateralized by sub-prime mortgages under stress scenarios was $150 million after-tax over a five-year period. This estimate was based on holdings of the Financial Services Businesses as of June 30, 2007 and was consistent with an approximately 40% peak to trough decline in housing prices for the collateral underlying the securities owned. The estimate of credit-related loss of principal is a measure of possible net loss of principal on the securities owned rather than a measure of changes in market value of the securities that could be recognized under generally accepted accounting principles during the period of ownership as unrealized or realized losses on investments, or realized losses that could result from sale of the securities. Management’s current estimate of the exposure of the Financial Services Businesses to credit-related loss of principal on its holdings of asset-backed securities collateralized by sub-prime mortgages under similar stress scenarios is not materially changed from its estimate as of June 30, 2007. Management’s estimate assumes full recovery from monoline bond insurers. Under similar stress scenarios, management estimates an additional exposure to credit-related loss of principal of approximately $150 million after-tax over a five-year period assuming no recoveries from monoline bond insurers.

D.	Investments Supported by Guarantees from Monoline Bond Insurers. Certain of the Company’s fixed maturity investments are supported by guarantees from monoline bond insurers. As of December 31, 2007, on an amortized cost basis, $2.7 billion, or 2% of general account available for sale fixed maturity investments attributable to the Financial Services Businesses were supported by bond insurance. All of these investments had AAA credit ratings as of December 31, 2007, reflecting the credit quality of the monoline bond insurers. Management estimates, taking into account the structure and credit quality of the underlying investments and giving no effect to the support of these securities by guarantees from monoline bond insurers, that 73% of the $2.7 billion total (based upon amortized cost) would have investment grade credit ratings. Based on amortized cost, $1.6 billion of the $2.7 billion of securities supported by bond insurance were asset-backed securities collateralized by sub-prime mortgages, $0.6 billion were other asset-backed securities and $0.5 billion were municipal bonds. Management estimates that 63% of the asset-backed securities collateralized by sub-prime mortgages, 79% of the other asset-backed securities, and virtually all of the municipal bonds would have investment grade credit ratings giving no effect to the support of these securities by guarantees from monoline bond insurers. As of December 31, 2007, the bond insurance is provided by five insurance companies, with no company representing more than 29% of the overall amortized cost of the securities supported by bond insurance attributable to the Financial Services Businesses.

As of December 31, 2007, on an amortized cost basis, $1.4 billion, or 3% of fixed maturity investments attributable to the Closed Block Business were supported by bond insurance. All of these investments had AAA credit ratings as of December 31, 2007, reflecting the credit quality of the monoline bond insurer. Management estimates, taking into account the structure and credit quality of the underlying investments and giving no effect to the support of these securities by guarantees from monoline bond insurers, that 81% of the $1.4 billion total (based upon amortized cost) would have investment grade credit ratings. Based on amortized cost, $1.1 billion of the $1.4 billion of securities supported by bond insurance were asset-backed securities collateralized by sub-prime mortgages, $0.2 billion were other asset-backed securities, and $0.1 billion were municipal bonds. Management estimates that 78% of the asset-backed securities collateralized by sub-prime mortgages, 85% of the other asset-backed securities, and all of the municipal bonds would have investment grade credit ratings giving no effect to the support of these securities by guarantees from monoline bond insurers. As of December 31, 2007, the bond insurance is provided by five insurance companies, with no company representing more than 35% of the overall amortized cost of the securities supported by bond insurance attributable to the Closed Block Business.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.0	News release of Prudential Financial, Inc., dated February 6, 2008, announcing fourth quarter 2007 results (furnished and not filed).

99.1	Quarterly Financial Supplement for the Financial Services Businesses of Prudential Financial, Inc. for the quarterly period ended December 31, 2007 (furnished and not filed).

99.2	Information about Prudential Financial, Inc.’s investments, as of December 31, 2007, in residential and commercial mortgage-backed securities and asset-backed securities (furnished and not filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2008

PRUDENTIAL FINANCIAL, INC.

By:	/s/ PETER B. SAYRE
Name:	Peter B. Sayre
Title:	Senior Vice President and Controller (Principal Accounting Officer)

Exhibit Index

Exhibit No.	Description
99.0	News release of Prudential Financial, Inc., dated February 6, 2008, announcing fourth quarter 2007 results (furnished and not filed).

99.1	Quarterly Financial Supplement for the Financial Services Businesses of Prudential Financial, Inc. for the quarterly period ended December 31, 2007 (furnished and not filed).

99.2	Information about Prudential Financial, Inc.’s investments, as of December 31, 2007, in residential and commercial mortgage-backed securities and asset-backed securities (furnished and not filed).